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10(iii) CONSENT OF MYLES R. TASHMAN

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                    [LETTERHEAD]


September 29, 1995

Board of Directors
Golden American Life Insurance Company
1001 Jefferson Street, 4th Floor
Wilmington, DE 19801

Gentlemen:

I consent to the reference to my name under the heading "Legal Matters" in the prospectus. In giving this consent I do not admit that I come within the category of persons whose consent is required under section 7 of the Securities Act of 1933 or the Rules and Regulations of the Securities and Exchange Commission thereunder.


Sincerely,


/s/ Myles R. Tashman
Myles R. Tashman
Senior Vice President